UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006


                                   DTLL, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-30608                  41-1279182
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


     1650 West 82nd, Suite 1200, Bloomington, MN                55431
     -------------------------------------------              ----------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors.

         We urge you to read all documents filed by us with the U.S. Securities and Exchange Commission because they contain important information. You can see and obtain copies of these documents for free at the Commission's web site, www.sec.gov.


Item 5.02   Departure of Director and Election of Director

On June 3, 2006 The Board of Directors of the Company appointed Jason M Meyers to be a director of the company pursuant to the terms and conditions of a financing agreement with Aspatuck Funding LLC. Mr Meyers is a principal officer with Aspatuck Funding LLC.

Mr. Meyers has over 17 years of investment and merchant banking experience and has led or participated in the origination and syndication of dozens of private placements and initial public offerings in a broad range of industries including entertainment, technology, healthcare, and financial services. From 1990 to 1996, Mr. Meyers served as Senior Vice President for the New York-based investment banking firm of Josephthal, Lyon & Ross ("Josephthal"), specializing in private and public financing of emerging high-tech, biotech and healthcare growth opportunities. At Josephthal, Mr. Meyers was part of a team that led the origination and syndication of over $500 million in private and public offerings. From 1996 to 2002, Mr. Meyers co-founded and served as a Managing Partner of The Thornwater Company, L.P., a New York-based investment banking firm specializing in private placements and initial public offerings. At The Thornwater Company, Mr. Meyers led a team that originated and syndicated over $30 million in private and public offerings. Mr. Meyers is currently the Founder, Chairman and CEO of Aspatuck Holdings Ltd., a New York-based merchant banking firm that specializes in funding and advising emerging growth companies, which he founded in 2002. At Aspatuck Holdings, Mr. Meyers leads a group that focuses on the recapitalization, restructuring and reorganization of public companies as well as bankruptcy workouts and structured transactions in various industries.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2006
                                   DTLL, Inc.

                                   By  /s/ Dual Cooper
                                       ----------------------
                                       Dual Cooper, President